Exhibit 10.3
THIRD AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 1, 2020, is among: BLACK STONE MINERALS COMPANY, L.P., a Delaware limited partnership, as Borrower; BLACK STONE MINERALS, L.P., a Delaware limited partnership, as Parent MLP; the Lenders party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. Capitalized terms used herein but not otherwise defined herein have the meaning given such terms in the Credit Agreement.
RECITALS
Borrower, Parent MLP, Administrative Agent and Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of November 1, 2017, as amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of February 7, 2018 and Second Amendment to Fourth Amended and Restated Credit Agreement dated as of October 31, 2018 (as amended, modified or supplemented to date, the “Credit Agreement”).
Section 1. Amendments to Credit Agreement.
1.1 Certain Defined Terms. Section 1.02 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:
“Consolidated Cash Balance” means, at any time, the aggregate amount of cash, cash equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper, in each case, held or owned by (whether directly or indirectly), credited to the account of, or otherwise reflected as an asset on the balance sheet of, the Parent MLP and its Consolidated Subsidiaries.
“Excess Cash” means the Consolidated Cash Balance (other than cash collateral in respect of Letters of Credit held by the Administrative Agent pursuant to Section 2.10(b)) in excess of the Excess Cash Threshold at any time, net of and reduced by, without duplication, (i) any cash set aside to pay in the ordinary course of business amounts then due and owing to third parties and for which Parent MLP and its Consolidated Subsidiaries have issued checks or initiated wires or ACH transfers (or will, within one (1) Business Day, issue checks or initiate wires or ACH transfers, and such amounts are disclosed in writing to the Administrative Agent, with reasonably detailed evidence thereof to the extent requested by the Administrative Agent) in order to pay such amounts, (ii) any cash constituting purchase price deposits held in escrow by or on behalf of Parent MLP or any of its Consolidated Subsidiaries pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits, (iii) any cash or cash equivalents to be used by Parent MLP or any of its Consolidated Subsidiaries within five (5) Business Days to pay the purchase price for any Property to be acquired by Parent MLP or such Consolidated Subsidiary pursuant to a binding and enforceable purchase and sale agreement (a copy of which has been provided to the Administrative Agent) with an unaffiliated third party containing customary provisions regarding the payment of such purchase price, (iv) cash in an amount equal to the outstanding checks or initiated wires or ACH transfers issued by Parent MLP or any of its Consolidated Subsidiaries which have not yet been subtracted from the balance of the relevant accounts of Parent MLP or such Consolidated Subsidiary (which amounts are disclosed in writing to the Administrative Agent, with reasonably detailed evidence thereof to the extent requested by the Administrative Agent), and (v) any cash or cash equivalents described in the definition of “Excluded Accounts” which are held in any Excluded Account.
“Excess Cash Test Day” means (a) so long as no Event of Default or Deficiency has occurred and is continuing, the last Business Day of each calendar week and (b) at any time when any Event of Default or Deficiency has occurred and is continuing, each Business Day.
“Excess Cash Threshold” means, at any time, an amount equal to ten percent (10%) of the Aggregate Elected Revolving Commitment Amount at such time.
1.2 Revolving Loans. The proviso at the end of the first sentence of Section 2.01(a) of the Credit Agreement is hereby amended by adding “(x)” immediately following “provided, however, that” and adding the following at the end thereof:
and (y) after giving pro forma effect to such Revolving Loans, and any application of the proceeds thereof on the date of such Revolving Loans, Parent MLP and its Consolidated Subsidiaries shall not have any Excess Cash.
1.3 Revolving Borrowings. The reference to “and, in the case of Revolving Eurodollar Loans” in Section 2.02(a) of the Credit Agreement is hereby amended to refer instead to “and amount of Excess Cash, if any (after giving pro forma effect to such Revolving Borrowing and any application of the proceeds thereof on the date of such Revolving Borrowing), and, in the case of Revolving Eurodollar Loans”.
1.4 Mandatory Prepayments. Section 2.07(b) of the Credit Agreement is hereby amended by adding a new clause (iv) at the end thereof, to read as follows:
(iv) If, at the end of any Excess Cash Test Day, (A) there is any outstanding Revolving Loans or LC Exposure and (B) there is any Excess Cash, then the Borrower shall, on the next Business Day, (1) prepay the Revolving Loans in an aggregate principal amount equal to the lesser of the aggregate outstanding principal amount of all such Revolving Loans and the amount of such Excess Cash, and (2) if after prepaying all of the Revolving Loans there is both LC Exposure and Excess Cash, pay to the Administrative Agent on behalf of the Lenders an amount equal to the lesser of such LC Exposure and the remaining amount of Excess Cash to be held as cash collateral as provided in Section 2.10(b); provided that no such prepayment need be made under this Section 2.07(b)(iv) if the amount thereof would be less than $500,000; provided, further,

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that all payments required to be made pursuant to this Section 2.07(b)(iv) must be made on or prior to the Termination Date. To the extent that there are funds on deposit in, or credited to, any Deposit Account or other account maintained with the Administrative Agent (or any Affiliate thereof) or any Lender (or any Affiliate thereof) on any date that the Borrower is required to prepay Revolving Loans (and/or cash collateralize LC Exposure, as applicable) pursuant to this Section 2.07(b)(iv), the Borrower hereby irrevocably authorizes and instructs the Administrative Agent or such Lender to apply such funds to the prepayment of Revolving Loans (and/or cash collateralization of LC Exposure, as applicable).
1.5 Conditions Precedent - Subsequent Loans and Letters of Credit. The first sentence of Section 6.02 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (d) thereof, inserting “; and” at the end of clause (e) thereof, and adding a new clause (f) immediately following clause (e) thereof, to read as follows:
(f) at the time of and immediately after giving effect to any Revolving Loans and any application of the proceeds thereof on the date of such requested Borrowing, Parent MLP and its Consolidated Subsidiaries shall not have any Excess Cash.
1.6 Excess Cash Information. Article VIII of the Credit Agreement is hereby amended by adding a new Section 8.15 at the end thereof, to read as follows:
8.15 Excess Cash Information. Upon the request of the Administrative Agent, within one (1) Business Day of any such request, and on any Excess Cash Test Day on which Parent MLP or any Consolidated Subsidiary has any Excess Cash, the Borrower shall provide to the Administrative Agent, summary and balance statements, in a form reasonably acceptable to the Administrative Agent, for each Deposit Account, Securities Account or other account in which any of the Consolidated Cash Balance is held, credited or carried, together with a written statement setting forth a reasonably detailed calculation of Excess Cash, setting forth amounts excluded therefrom pursuant to the parenthetical set forth in the definition thereof.
1.7 Events of Default. The two references to "Article IX" in Sec. 10.01(d) of the Credit Agreement are hereby amended to refer instead to "Section 8.09(d), Section 8.15 or Article IX".
1.8 Acknowledgment Regarding Any Supported QFCs. Article XII of the Credit Agreement is hereby amended by adding a new Section 12.21 at the end thereof, to read as follows:
Section 12.21. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and

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Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b) As used in this Section 12.21, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

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“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
1.9 Exhibits. Exhibit B-1 to the Credit Agreement is hereby amended its entirety to read as set forth in Exhibit B-1 attached hereto.
Section 2. Borrowing Base.
2.1 Pursuant to Section 2.08(d) of the Credit Agreement, Administrative Agent hereby notifies Borrower and Revolving Lenders that pursuant to the April 1, 2020 Scheduled Redetermination of the Borrowing Base pursuant to Section 2.08(c) of the Credit Agreement, from and after the date hereof until the next redetermination of the Borrowing Base, the amount of the Borrowing Base shall be $460,000,000.
Section 3. Miscellaneous.
3.1 Confirmation. The provisions of the Credit Agreement, as amended hereby, shall remain in full force and effect following the effectiveness hereof.
3.2 Ratification and Affirmation; Representations and Warranties. Each of Borrower and Parent MLP hereby (a) ratifies and affirms each Loan Party’s obligations under, and acknowledges each Loan Party’s continued liability under, each Loan Document to which such Loan Party is a party and agrees that each Loan Document to which any Loan Party is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to Administrative Agent and Lenders that as of the date hereof, after giving effect to the terms hereof:
(i) all of the representations and warranties contained in each Loan Document to which any Loan Party is a party are true and correct in all material respects (unless otherwise qualified as to materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii) no Default or Event of Default has occurred and is continuing, and
(iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
3.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
3.4 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY

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EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
3.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
3.6 Loan Document. This Amendment is a Loan Document.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
BLACK STONE MINERALS COMPANY, L.P., as Borrower

By: BSMC GP, L.L.C., its General Partner

By: Black Stone Minerals, L.P., its Sole Member

By: Black Stone Minerals GP, L.L.C.,
        its General Partner

By: /s/ Jeffrey P. Wood
Name: Jeffrey P. Wood
Title: President and Chief Financial Officer

BLACK STONE MINERALS, L.P.,
as Parent MLP

By: Black Stone Minerals GP, L.L.C.,
        its General Partner

By: /s/ Jeffrey P. Wood
Name: Jeffrey P. Wood
Title: President and Chief Financial Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and a Lender

By: /s/ Carroll Cartwright
Name: Carroll Cartwright
Title: Vice President

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BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Alia Qaddumi
Name: Alia Qaddumi
Title: Director

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BBVA USA,
as a Lender

By: /s/ Julia Barnhill
Name: Julia Barnhill
Title: Vice President

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Dalton Harris
Name: Dalton Harris
Title: Authorized Officer

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ZB, N.A. DBA AMEGY BANK,
as a Lender

By: /s/ Sam Trail
Name: Sam Trail
Title: Senior Vice President
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THE BANK OF NOVA SCOTIA,
HOUSTON BRANCH,
as a Lender

By: /s/ Ryan Knape
Name: Ryan Knape
Title: Director
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ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director
By: /s/ Michaela Braun
Name: Michaela Braun
Title: Executive Director
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COMERICA BANK,
as a Lender

By: /s/ Britney P. Geidel
Name: Britney P. Geidel
Title: Portfolio Manager, AVP
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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President
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TEXAS CAPITAL BANK, N.A.,
as a Lender

By: /s/ Jamie Hibbert
Name: Jamie Hibbert
Title: Vice President
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BOKF NA, DBA BANK OF TEXAS,
as a Lender

By: /s/ Taylor Morris
Name: Taylor Morris
Title: VP - Energy Lending
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EXHIBIT B-1
FORM OF REVOLVING BORROWING, CONTINUATION AND CONVERSION REQUEST
______________, 20__
BLACK STONE MINERALS COMPANY, L.P., a Delaware limited partnership (the “Borrower”), pursuant to the Fourth Amended and Restated Credit Agreement dated as of November 1, 2017 (together with all amendments or supplements thereto, the “Credit Agreement”) among the Borrower, the Parent MLP, Wells Fargo Bank, National Association, as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto, and such Lenders makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):
1. Revolving Borrowings:
(a) Aggregate amount of new Revolving Loans to be $______________________;
(b) Requested funding date is _________________, 20___;
(c) $_____________________ of such Revolving Borrowings are to be Revolving Eurodollar Loans;
$_____________________ of such Revolving Borrowings are to be Revolving Base Rate Loans; and
(d) Length of Interest Period for Revolving Eurodollar Loans is:
        ________________________
(e) Amount of Borrowing Base currently in effect: $______________________
(f) Amount of Aggregate Elected Revolving Commitment Amount in effect: $_________________
(g) Amount of outstanding Revolving Loans, LC Exposure and Swingline Exposure $______________________

(h) Available amount [least of (e), (f) or Aggregate Maximum Credit Amounts,
minus (g)]       $_____________________
[amount requested in (a) cannot exceed (h)]

(i) Amount of Excess Cash: $____________________
[cannot exceed 10% of the Aggregate Elected Revolving Commitment Amount]
Exhibit B-1 — Page 1
004255 000290 20115159.2

2. Continuation for Revolving Eurodollar Loans maturing on _____________________:
(a) Aggregate amount to be continued as Revolving Eurodollar Loans is $________________;
(b) Aggregate amount to be converted to Revolving Base Rate Loans is $_________________;
(c) Length of Interest Period for continued Revolving Eurodollar Loans is _________________.
3. Conversion of outstanding Revolving Base Rate Loans to Revolving Eurodollar Loans:
Convert $__________________ of the outstanding Revolving Base Rate Loans to Revolving Eurodollar Loans on ____________________ with an Interest Period of ______________________.
4. Conversion of outstanding Revolving Eurodollar Loans to Revolving Base Rate Loans:
Convert $__________________ of the outstanding Revolving Eurodollar Loans with Interest Period maturing on ____________________, 20__, to Revolving Base Rate Loans.
The undersigned certifies that he/she is the _____________________ of the General Partner, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Revolving Borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.
BLACK STONE MINERALS COMPANY, L.P.

By: BSMC GP, L.L.C.
        general partner

By: Black Stone Minerals, L.P.
        its Sole Member

By: Black Stone Minerals GP, L.L.C.
        its General Partner

By:
Name:
Title:

Exhibit B-1 — Page 2
004255 000290 20115159.2